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                                                         EXHIBIT 10(iii)(A)(100)

                                 AMENDMENT NO. 4
                                     TO THE
                        NATIONAL SERVICE INDUSTRIES, INC.
                     EXECUTIVES' DEFERRED COMPENSATION PLAN
                 (AS AMENDED AND RESTATED AS OF OCTOBER 4, 2000)

         THIS AMENDMENT made as of the _____ day of April, 2002, by National Service Industries, Inc., a Delaware corporation ("Corporation");

                              W I T N E S S E T H:

         WHEREAS, the Corporation has previously established the National Service Industries, Inc. Executives' Deferred Compensation Plan (the "Plan") for the benefit of its eligible employees and their beneficiaries; and

         WHEREAS, the Corporation desires to amend the Plan to cease contributions to the Plan for fiscal years beginning on and after September 1, 2002;

         NOW, THEREFORE, the Plan is hereby amended as follows:

                                       1.

         The Plan is hereby amended by inserting the following as a new Section 2.04:

                  "2.04 Suspension of Plan; Cessation of Deferrals. Effective for Fiscal Years beginning after August 31, 2002, the Plan shall be suspended and no Executive shall be permitted to elect to defer additional bonus amounts under the Plan. This suspension of the Plan shall not impact deferrals for the Class Year ending August 31, 2002, such that on October 1, 2002, the Executive's Primary Account shall be credited with the dollar amount of the Compensation deferred for the final Class Year ending August 31, 2002. A Participant's account shall continue to be distributable in the manner and subject to the conditions set forth in Article V, Article VI, and Article IX."
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                                       2.

         The Plan is hereby amended by inserting the following as a new paragraph at the end of Section 3.01:

                  "Effective as of October 2, 2002, the Plan shall be suspended and the Corporation shall not make any further contributions to the Company Contribution Accounts of Eligible Executives."

                                       3.

         This Amendment shall be effective as provided above. Except as provided herein, the provisions of the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, the Corporation has caused this Amendment No. 4 to be executed by its duly authorized corporate officers as of the date and year first written above.

ATTEST:                                     NATIONAL SERVICE INDUSTRIES, INC.



By: __________________________              By:_________________________________

                                            Name:_______________________________

                                            Title:______________________________


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